UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________________________________

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 6, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
On November 6, 2014, Hospira, Inc. ("Hospira") issued a press release announcing its financial results for the third quarter 2014. Such press release is furnished as Exhibit 99.1, and is incorporated herein by reference.
In the press release, Hospira uses various non-GAAP financial measures including, among others, net sales on an adjusted and constant-currency basis, adjusted gross profit, adjusted income from operations, adjusted net income, and adjusted diluted earnings per share. These non-GAAP measures adjust for certain specified items that are described in the press release and attached schedules. Hospira’s management believes that these non-GAAP financial measures can facilitate a more complete analysis and greater transparency into Hospira’s ongoing results of operations, particularly in comparing underlying results from period to period. Management uses these non-GAAP financial measures internally in financial planning to monitor business unit performance and in evaluating management performance. All non-GAAP financial measures are intended to supplement the applicable GAAP measures and should not be considered in isolation from, or a replacement for, financial measures prepared in accordance with GAAP.
This Current Report, including the press release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections of certain measures of Hospira's results of operations; projections of certain charges, expenses, and cash flow; and other statements regarding Hospira's goals, plans and strategy. Hospira cautions that these forward-looking statements are subject to risks and uncertainties, including adequate and sustained progress on the company's quality initiatives, continuous improvement activities, and Device Strategy, any or all of which may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, regulatory, legal, intellectual property, product development, technological, supply, quality, and other factors that may affect Hospira's operations and may cause actual results to be materially different from expectations include the risks, uncertainties and factors discussed under the headings "Forward-Looking Statements," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Hospira's latest Annual Report on Form 10-K and as updated by Hospira’s Reports on Form 10-Q, filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, unless required by law.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Press Release, dated November 6, 2014 (furnished pursuant to Item 2.02 hereof and not deemed to be "filed" under the Securities Exchange Act of 1934, as amended)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: November 6, 2014	/s/ ROYCE BEDWARD
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated November 6, 2014 (furnished pursuant to Item 2.02 hereof and not deemed to be "filed" under the Securities Exchange Act of 1934, as amended)